UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 14, 2008

(Date of Report)

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31032	52-2190362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4590 MacArthur Blvd., Suite 500 Newport Beach, CA 92660	92660
(Address of principal executive offices)	(Zip Code)

(714) 983-1404

 (Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Termination of a Material Definitive Agreement

American Southwest Music Distribution, Inc. has terminated the definitive merger agreement to acquire Ultimate Sports Entertainment, Inc. of Las Vegas, NV (www.ultimatesportsresort.com).   Additionally, Matt A. Rose resigned as President and CEO and appointed Chris Lotito to those positions.

Item 8.01. Other Events

On July 11, 2008, the Company issued a press release announcing the termination of the merger agreement between the Company and Ultimate Sports Entertainment, Inc., a copy of which is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)    Exhibits

99.1 Press Release issued by AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. on July 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Southwest Music Distribution, Inc.

By: /s/ Chris Lotito

Chris Lotito

President and Chief Executive Officer

Date:  July 14, 2008

3